Sound Enhanced Fixed Income ETF
Schedule of Investments
August 31, 2024 (Unaudited)

PREFERRED STOCKS - 29.3%	Shares	Value
Banks - 14.7%
Associated Banc-Corp Series F, 5.63%, Perpetual (Callable 09/15/2025)	34,643	$759,375
Bank of America Corp. Series KK, 5.38%, Perpetual (Callable 10/03/2024)	36,482	870,825
JPMorgan Chase & Co. Series EE, 6.00%, Perpetual (Callable 12/01/2024)	34,963	881,767
Morgan Stanley	–	$–
Series L, 4.88%, Perpetual (Callable 01/15/2025)	37,523	845,393
Series O, 4.25%, Perpetual (Callable 01/15/2027)	36,385	709,508
Truist Financial Corp. Series O, 5.25%, Perpetual (Callable 06/01/2025)	35,844	844,126
Wells Fargo & Co. Series AA, 4.70%, Perpetual (Callable 12/15/2025)	38,163	802,568
		5,713,562

Diversified Financial Services - 2.0%
Capital One Financial Corp. Series J, 4.80%, Perpetual (Callable 06/01/2025)	38,403	769,596

Electric - 4.4%
CMS Energy Corp. 5.88%, 03/01/2079 (Callable 09/13/2024)	35,604	877,995
The Southern Co. Series 2020, 4.95%, 01/30/2080 (Callable 01/30/2025)	36,323	838,335
		1,716,330

Insurance - 6.2%
AEGON Funding Co., LLC 5.10%, 12/15/2049 (Callable 12/15/2024)	36,722	808,985
MetLife, Inc. Series F, 4.75%, Perpetual (Callable 03/15/2025)	36,562	793,761
The Allstate Corp. Series H, 5.10%, Perpetual (Callable 10/15/2024)	35,683	836,053
		2,438,799

Telecommunications - 2.0%
AT&T, Inc. Series C, 4.75%, Perpetual (Callable 02/18/2025)	37,043	769,383
TOTAL PREFERRED STOCKS (Cost $12,331,814)		11,407,670

CORPORATE BONDS - 26.0%	Par
Auto Parts & Equipment - 3.1%
American Axle & Manufacturing, Inc., 5.00%, 10/01/2029 (Callable 10/01/2024) (a)	726,000	675,872
Dana, Inc., 4.25%, 09/01/2030 (Callable 05/01/2026)	606,000	546,457
		1,222,329

Chemicals - 2.0%
Olin Corp., 5.13%, 09/15/2027 (Callable 10/04/2024)	799,000	790,004

Commercial Services - 1.9%
United Rentals North America, Inc., 4.88%, 01/15/2028 (Callable 09/16/2024)	736,000	727,132

Computers - 1.7%
Dell, Inc., 6.50%, 04/15/2038	624,000	678,971

Diversified Financial Services - 2.1%
Radian Group, Inc., 4.88%, 03/15/2027 (Callable 09/15/2026)	799,000	796,268

Gas - 2.1%
National Fuel Gas Co., 4.75%, 09/01/2028 (Callable 06/01/2028)	799,000	798,598

Iron & Steel - 1.9%
Cleveland-Cliffs, Inc., 5.88%, 06/01/2027 (Callable 10/04/2024)	740,000	739,405

Lodging - 2.0%
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/2030 (Callable 01/15/2025)	792,000	777,628

Oil & Gas - 5.3%
Apache Corp., 5.10%, 09/01/2040 (Callable 03/01/2040)	799,000	707,343
Murphy Oil Corp., 5.88%, 12/01/2027 (Callable 09/19/2024)	879,000	883,431
Southwestern Energy Co., 4.75%, 02/01/2032 (Callable 02/01/2027) (a)	506,000	479,839
		2,070,613

Pipelines - 3.9%
EQM Midstream Partners L.P., 5.50%, 07/15/2028 (Callable 04/15/2028)	720,000	725,399
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 01/15/2028 (Callable 10/04/2024)	799,000	800,511
		1,525,910
TOTAL CORPORATE BONDS (Cost $10,204,292)		10,126,858

COMMON STOCKS - 18.4%	Shares
Investment Companies - 14.9%
Ares Capital Corp.	59,745	1,259,424
Blackstone Secured Lending Fund (a)	13,160	396,774
Golub Capital BDC, Inc. (a)	71,785	1,068,879
PennantPark Floating Rate Capital Ltd. (a)	95,207	1,076,791
Runway Growth Finance Corp.	41,752	442,154
Sixth Street Specialty Lending, Inc. (a)	47,963	1,018,734
WhiteHorse Finance, Inc.	45,575	541,887
		5,804,643

Private Equity - 3.5%
Hercules Capital, Inc. (a)	69,546	1,333,197
TOTAL COMMON STOCKS (Cost $7,206,862)		7,137,840

EXCHANGE TRADED FUNDS - 12.4%
AllianceBernstein Global High Income Fund, Inc. (a)	101,666	1,136,626
Invesco Emerging Markets Sovereign Debt ETF	38,853	817,078
iShares 0-5 Year High Yield Corporate Bond ETF (a)	26,282	1,131,703
iShares J.P. Morgan EM High Yield Bond ETF	25,722	986,696
VanEck Emerging Markets High Yield Bond ETF	38,523	756,977
TOTAL EXCHANGE TRADED FUNDS (Cost $5,048,306)		4,829,080

REAL ESTATE INVESTMENT TRUSTS - 10.8%
Alpine Income Property Trust, Inc.	21,591	411,093
Apple Hospitality REIT, Inc.	9,940	143,534
Gaming and Leisure Properties, Inc.	2,598	135,148
National Health Investors, Inc. (a)	2,700	219,861
NNN REIT, Inc.	6,297	295,896
Omega Healthcare Investors, Inc. (a)	10,743	424,778
Park Hotels & Resorts, Inc.	13,991	213,782
Plymouth Industrial REIT, Inc.	22,088	528,787
Realty Income Corp.	7,520	467,067
Simon Property Group, Inc.	4,701	786,712
VICI Properties, Inc.	17,291	578,903
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,700,898)		4,205,561

SHORT-TERM INVESTMENTS - 20.8%
Investments Purchased with Proceeds from Securities Lending - 18.5%
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (b)	7,199,898	7,199,898

Money Market Funds - 2.3%
First American Government Obligations Fund - Class X, 4.82% (b)	898,102	898,102
TOTAL SHORT-TERM INVESTMENTS (Cost $8,098,000)		8,098,000

TOTAL INVESTMENTS - 117.7% (Cost $46,590,172)		45,805,009
Liabilities in Excess of Other Assets - (17.7)%		(6,895,784)
TOTAL NET ASSETS - 100.0%		$38,909,225

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of August 31, 2024. The total market value of these securities was $7,035,608 which represented 18.1% of net assets.
(b)	The rate shown represents the 7-day annualized effective yield as of August 31, 2024.

Summary of Fair Value Exposure at August 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2024:

Sound Enhanced Fixed Income ETF

	Level 1	Level 2	Level 3	Total
Investments:
Preferred Stocks	$11,407,670	$–	$–	$11,407,670
Corporate Bonds	–	10,126,858	–	10,126,858
Common Stocks	7,137,840	–	–	7,137,840
Exchange Traded Funds	4,829,080	–	–	4,829,080
Real Estate Investment Trusts	4,205,561	–	–	4,205,561
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	7,199,898
Money Market Funds	898,102	–	–	898,102
Total Investments	$28,478,253	$10,126,858	$–	$45,805,009

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.